Exhibit 99.2

Our combination benefits customers and makes Virginia a global energy leader Affordably powering the Commonwealth’s energy future 1 Artist's rendering only. Not an architectural drawing or final design. All aspects depicted are conceptual and subject to change.

PRIVILEGED AND CONFIDENTIAL: SUBJECT TO JOINT DEFENSE AGREEMENT 1 2 3 Four-year residential bill credit Proposing to double the benefit of shareholder-funded residential bill credits, providing the $10 monthly credit for four years instead of two by redirecting the portion of credits that would otherwise go to data centers and increasing the aggregate shareholder-funded Virginia credit amount. Ensuring data centers pay their fair share The companies will work with the SCC, General Assembly and governor to build on existing regulatory and statutory provisions that protect residential and small business customers from the costs associated with data centers. Putting customers first in Virginia Expanding low-income financial assistance Increase EnergyShare, Dominion Energy’s shareholder-funded energy bill assistance program, by $100MM through 2038. Long-term affordability Leveraging the combined company’s scale to buy, build, finance and operate more efficiently to deliver long-term customer benefits, with SCC biennial reviews to establish fair and affordable rates. 2

Scale matters Buy more Build more Better credit Operate more Buy for less. Build for less. Finance for less. Operate for less. 37% Lower bills1 vs. national average 60%+ Better reliability vs. national average 70%+ Lower non-fuel operations and maintenance cost vs. national average Today Since 2006 Lower bills1 in real dollars 20% Increase customer accounts 36%+ Increase generation capacity 60%+ Improvement reliability 40%+ Florida Power & Light Company proves that unmatched scale can power growth affordably and reliably. 1. Typical 1,000-kWh monthly residential customer bill 3

1 2 3 Ensuring data centers pay their fair share The companies agree and fully support the efforts of the SCC, the General Assembly and the governor to protect residential and small business customers from costs associated with data centers. Track record of protecting customers Florida Power & Light Company has one of America’s most customer-protective large-load tariffs. Dominion Energy’s specialized large-load rate class protects residential customers. Fully agree with and support protecting residential and small businesses from data center costs – aligned with the SCC, General Assembly, the governor and recent Virginia legislation. 4

Maintain headcount levels in Virginia for five years while building a new, NextEra Energy shareholder-funded co-headquarters office tower which will support 600 new NextEra Energy jobs in Virginia, existing Dominion Energy jobs in Virginia and future growth. Bringing new NextEra Energy jobs to Virginia RENEWABLES DEVELOPMENT EXPERTISE AND SUPPLY CHAIN CAPABILITIES BATTERY STORAGE CENTER OF EXCELLENCE AND OPERATIONAL HUB NUCLEAR & SMALL MODULAR REACTOR FLAGSHIP INNOVATION HUB INNOVATION CENTER FOR ENTERPRISE TECHNOLOGY & CYBERSECURITY 5 Artist's rendering only. Not an architectural drawing or final design. All aspects depicted are conceptual and subject to change.

NUCLEAR AND SMALL MODULAR REACTOR FLAGSHIP INNOVATION HUB Nuclear and small modular reactor work that shapes what gets built across the country. NEXTERA ENERGY’S RENEWABLES DEVELOPMENT EXPERTISE AND SUPPLY CHAIN CAPABILITIES A new, national-scale innovation hub for the world’s largest generator of renewable energy. INNOVATION CENTER FOR ENTERPRISE TECHNOLOGY & CYBERSECURITY A living laboratory devoted to expanding frontier technologies to drive new technology advancements and efficiencies that deliver affordable power and clean energy to customers. BATTERY STORAGE CENTER OF EXCELLENCE AND OPERATIONAL HUB A national battery storage fleet operations hub in downtown Richmond. Bringing a major NextEra Energy presence to downtown Richmond. Virginia reaffirms position as an energy industry leader 6

Virginia leads in defense and technology, now it will also lead in energy Technology runs on electricity and the Commonwealth is at the nexus of both. Virginia and Richmond have built-in advantages to become a home for the next generation of power investment. Dominion Energy provides an experienced talent base Local universities are natural talent feeders Low cost of living Port city logistical advantages Defense leadership The Virginia Advantage Tech talent 7

A home for homegrown talent A commitment to partnerships with Virginia’s best-in-class colleges and universities. University of Virginia 8 Representative selection of Virginia colleges and universities; not an exhaustive list. Hampton University Christopher Newport University

A pathway for homegrown skills Hands -on training and apprenticeships with Virginia’s leading community and technical colleges —building the good - paying, skilled trade careers that power Virginia’s future. 9 Lineworkers Pipefitters Millwrights Power plant operators Boilermakers Laborers

Energy leaders come to Virginia Chief executives, investors and policymakers will convene for a new, leading global energy summit. 10 AI -generated rendering

A foothold for industry blue chips Leading suppliers, vendors and engineering & construction partners intend to establish or expand their presence in the state—bringing investment, good-paying jobs and more of the supply chain to Virginia. GOOD-PAYING JOB S GOOD-PAYING JOB S BLUE-CHIP | OEM CONFIDENTIAL GLOBA L MANUFACTURING PARTNER BLUE-CHIP | EPC ENGINEERING • PROCUREMENT • CONSTRUCTION CONFIDENTIAL GLOBA L EP C PARTNER GOOD-PAYING JOB S BLUE-CHIP | TECH ENERGY TECHNOLOGY & AI DEVELOPER 11 Nine companies– and growing – intend to bring approximately 400 good-paying jobs to Virginia if the merger is approved.

A catalyst for broader growth Adding 600 NextEra Energy enterprise jobs and 400 supplier jobs to Virginia can unlock thousands of skilled trades jobs and significant capital investment over time across the Commonwealth. 12

The scale to build what America needs The combined company is expected to more than double nationally from 110 gigawatts to 238 gigawatts of power generation by 2032, creating significant job opportunities for Virginia. Total Generation Built No. 1 Total Generation No. 1 Renewables Generation No. 1 Battery Storage No. 2 Nuclear Generation No. 1 Gas Generation No. 1 Grid Technology and Cybersecurity No. 1 Competitive Transmission No. 1 13

Building something greater together – for Virginia

Establishes Virginia as a global energy leader and home to the energy company of the future

1. **Doubling bill relief benefit** (New)
   Provide bill credits to Virginia residential customers over four years, with base rates set every two years by the SCC.

2. **Reduce costs**
   Over the long term, buy, build, finance and operate more efficiently to invest in new infrastructure more affordably.

3. **Protect low-income customers** (New)
   Increase EnergyShare, Dominion Energy's energy bill assistance program, by $100MM through 2038.

4. **Make Virginia more energy independent**
   Invest in additional solar, storage and dispatchable resources to reduce reliance on expensive imported power.

5. **Enhanced storm response** (New)
   With absolutely no Virginia funding for storm restoration in any other state, including Florida.

6. **Jobs** (New)
   600 NextEra Energy jobs, 400 supplier jobs and thousands of indirect jobs across the Commonwealth.

7. **Co-Headquarters** (New)
   Build, at shareholder expense, a NextEra Energy co-headquarters tower in Richmond.

8. **Invest in communities**
   Increase shareholder-funded charitable giving in Virginia by $7MM annually for five years.

9. **Workforce development and suppliers** (New)
   Create a $100MM workforce development fund and establish up to a $1B Virginia Supplier Program.

10. **Virginia Clean Economy Act**
    Accelerate renewable and energy storage build in Virginia.

Note: All additional commitments are subject to filing with and approval by the SCC

Dominion Energy NEXTera ENERGY

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Customer bills and affordability Provide $1.78B in bill credits for Virginia customers over two years, with future base rates set through the State Corporation Commission’s biennial review. Credits provide relief to customers while longer-term benefits of scale are realized in subsequent biennial reviews. Hold customers harmless from all transaction, transition, acquisition-premium, financing and restructuring costs. Local regulation, accountability and leadership Maintain dual headquarters in Richmond and Juno Beach. Preserve Dominion Energy Virginia’s local leadership, workforce, oversight and energy mix. Maintain Dominion Energy Virginia Board of Directors comprised solely of Virginia residents. Maintain separate books, credit and capital structure, with existing affiliate safeguards and Commission review. Keep Dominion Energy Virginia locally led, separately regulated and accountable to the State Corporation Commission. Dominion Energy CEO Bob Blue will lead all NextEra Energy regulated utilities. Ed Baine will continue to lead Dominion Energy Virginia, which retains its name. Dominion Energy Virginia’s president will remain a Virginia resident. NextEra Energy CEO maintains a Virginia residence. Existing Commitments 15 Note: This is intended as a summary of commitments and testimony more fully detailed in filings with SCC

Jobs and employees Provide 18 months of job protection; non-union employees receive two years of current compensation and comparable benefits. Honor existing labor agreements and maintain constructive union relationships. Generation, reliability and storm response Apply best practices across customer service, storm response, grid modernization, technology and operations. Proven track record with Florida Power & Light Company delivering reliability 60%+ better and typical bills 37% below the national average. Community investment Increase shareholder-funded charitable giving in Virginia by $35MM total over five years. Existing Commitments 16 Note: This is intended as a summary of commitments and testimony more fully detailed in filings with SCC

Expanded Commitments Customer bills and affordability • Double $10 monthly bill credits for residential customers by extending from two to four years by: o Increasing the aggregate shareholder-funded Virginia customer rate credit amount. o Working with the SCC to redirect hyperscalers’ share of the credit to residential customers. • Enhance protections for low-income customers by offering affordable payment plans and increasing EnergyShare, Dominion Energy’s shareholder-funded energy bill assistance program, by $100MM through 2038. New jobs and a new headquarters building • Maintain Virginia employee headcount levels for five years. • Add 600 new NextEra Energy jobs and 400 supplier jobs in Virginia which, in turn, are expected to support thousands of indirect jobs across Virginia. • Build, at shareholder expense, a new NextEra Energy co-headquarters tower in downtown Richmond to accommodate new NextEra Energy jobs and Dominion Energy employees. Economic development and community investment • Contribute $100MM to directly support workforce development. o Includes an independent organization to operate an economic development fund for Virginia, governed by a board drawn from the Commonwealth’s trade schools, colleges, universities, technical colleges and community colleges, directed at training Virginians for the jobs this global leadership opportunity creates. o Includes working with union partners to support career development and hands-on training. • Host a leading global energy summit in Virginia, bringing executives, investors and policymakers to the Commonwealth. 17 Note: All additional commitments are subject to filing with and approval by the SCC

Expanded Commitments Local governance and presence • Combined company board meetings will be held in both Virginia and Florida. • Position Virginia to support national-scale work in renewables development and supply chain, battery storage operations, nuclear/SMR innovation, enterprise technology and cybersecurity. Local suppliers and workforce • Create up to a $1B annual, five-year Virginia Supplier Program through spending commitments that support cost-competitive contractors, suppliers and service providers doing business in Virginia. • Use the combined company's purchasing scale to bring suppliers, vendors and engineering and construction partners into the state and work collaboratively with the Port of Virginia to expand the energy supply chain. • Hire local firms and workers to help with the construction of the new NextEra Energy office tower, similar to the construction of the Dominion Energy tower. Large load • The companies agree and fully support the efforts of the SCC, the General Assembly and the governor to protect residential and small business customers from costs associated with data centers. Generation, imports and reliability • Work to accelerate the build of Virginia generation, including solar, storage, dispatchable resources and nuclear, to serve customers and reduce DEV’s reliance on expensive imported power. • Leverage combined experience, scale, supply chain and construction platform to accelerate renewable and storage build in support of the Virginia Clean Economy Act. • Enhanced Virginia storm response and mutual aid – with absolutely no Virginia funding for Florida storm restoration. 18 Note: All additional commitments are subject to filing with and approval by the SCC

Artist's rendering only. Not an architectural drawing or final design. All aspects depicted are conceptual and subject to change. Let’s build the future together across Virginia

TEXT LEVELS Remove bullet on Level to create header text. Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to move down or up between the text levels. Level 1: Keep bold and remove bullet to make a paragraph • Level 2: Bulleted paragraph text – Level 3: Bulleted paragraph text ALL WHITE BACKGROUND To change the background to all white, right-click outside the slide, and choose FORMAT BACKGRUND and change background color to white. Cautionary Information This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included or incorporated by reference in this communication, including, among other things, statements regarding the proposed business combination transaction between NextEra Energy, Inc. (NextEra Energy) and Dominion Energy, Inc. (Dominion Energy) and future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transactions, the anticipated impact of the proposed transactions on the combined company’s business and future financial and operating results, the anticipated closing date for the proposed transactions and other aspects of NextEra Energy’s or Dominion Energy’s operations or operating results, are forward-looking statements. Words and phrases such as “ambition,” “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions or events can be used to identify forward-looking statements. Where, in any forward-looking statement, NextEra Energy or Dominion Energy expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. Any forward-looking statement is not a guarantee of future performance, outcomes or results and is subject to numerous risks, uncertainties and other factors, many of which are beyond NextEra Energy’s or Dominion Energy’s control, that could cause actual performance, outcomes or results to differ materially from what is expressed or implied in the forward-looking statement. These factors include a failure by NextEra Energy to successfully integrate Dominion Energy’s businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits of the proposed transactions may not be fully realized or may take longer to realize than expected; each party’s ability to consummate the proposed transactions and the timing of the closing of the proposed transactions, including the risk that the conditions to closing are not satisfied on a timely basis or at all or the failure of the transactions to close for any other reason or to close on the anticipated terms, including with the anticipated tax treatment; the risk that any governmental or regulatory approval, consent or authorization that may be required for the proposed transactions is not obtained, is delayed or is obtained subject to conditions that are not anticipated or that cause the termination of the merger agreement and abandonment of the transactions; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement by either party; the risk that certain provisions in the merger agreement or the pendency of the transactions may impact either party’s ability to pursue certain business opportunities or strategic transactions; unanticipated difficulties, liabilities or expenditures relating to the transactions, including the impact of potential litigation relating to the transactions; the effect of the announcement, pendency or completion of the proposed transactions on the parties’ business relationships and business operations generally, including the parties’ relationship with regulators, suppliers, vendors and customers; the effect of the announcement or pendency of the proposed transactions on the parties’ common stock prices and uncertainty as to the long-term value of either party’s common stock; risks that the proposed transactions disrupt either party’s current plans and operations, including due to the diversion of the attention of management from ordinary course business operations, and potential difficulties in hiring or retaining employees as a result of the proposed transactions; any rating agency actions; the impact of the announcement or pendency of the proposed transactions on either party’s ability to access capital, including the short- and long-term debt markets, on a timely and affordable basis; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities of NextEra Energy and in the financial results of NextEra Energy or Dominion Energy; and the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity or gas. The definitive proxy statement/prospectus filed by Dominion Energy with the Securities and Exchange Commission (SEC) on July 28, 2026 (available at https://www.sec.gov/Archives/edgar/data/715957/0 00110465926087585/tm2621467-2_defm14a.htm) describes additional risks relating to the proposed transactions and combined company. While the list of factors presented here and the list of factors presented in Dominion Energy’s definitive proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to NextEra Energy’s and Dominion Energy’s respective periodic reports and other filings with the SEC, including the risk factors contained in NextEra Energy’s and Dominion Energy’s most recently filed Annual Reports on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q. Any forward-looking statements included in this communication represent current expectations and are inherently uncertain and are made only as of the date hereof (or, if applicable, the dates indicated in such statement). Except as required by law, neither NextEra Energy nor Dominion Energy undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise. 20

TEXT LEVELS Remove bullet on Level to create header text. Use the TAB key to move text to the next text level. Use SHIFT key + TAB key to move text up to the previous text level. Or use the Increase / Decrease List Level on the Home Tab to move down or up between the text levels. Level 1: Keep bold and remove bullet to make a paragraph • Level 2: Bulleted paragraph text – Level 3: Bulleted paragraph text ALL WHITE BACKGROUND To change the background to all white, right-click outside the slide, and choose FORMAT BACKGRUND and change background color to white. Cautionary Information (continued) No offer or solicitation This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information about the Transactions and Where to Find It In connection with the pending transactions, NextEra Energy has filed with the SEC the Registration Statement, which includes a joint proxy statement of NextEra Energy and Dominion Energy that also constitutes a prospectus of NextEra Energy. The Registration Statement was declared effective by the SEC on July 23, 2026, and NextEra filed a definitive joint proxy statement/prospectus with the SEC on July 28, 2026. Each of NextEra Energy and Dominion Energy may also file other relevant d ocuments with the SEC regarding the pending transactions. This communication is not a substitute for the Registration Statement or the definitive joint proxy statement/prospectus or any other document that NextEra Energy or Dominion Energy may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT NEXTERA ENERGY, DOMINION ENERGY, THE PENDING TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement, the definitive joint proxy statement/prospectus and other documents containing important information about NextEra Energy, Dominion Energy and the pending transactions filed or that will be filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by NextEra Energy are available free of charge on NextEra Energy’s website at http://www.investor.nexteraenergy.com/ or by contacting NextEra Energy’s Investor Relations Department by email at investors@nexteraenergy.com or by phone at (800) 222-4511. Copies of the documents filed with the SEC by Dominion Energy are available free of charge on Dominion Energy’s website at http://investors.dominionenergy.com or by contacting Dominion Energy’s Investor Relations Department by email at investor.relations@dominionenergy.com or by phone at (804) 819-2438. 21